Exhibit 10.1

FIRST INCREMENTAL AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST INCREMENTAL AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Incremental Amendment”) dated as of April 8, 2020, is by and among SIX FLAGS ENTERTAINMENT CORPORATION, a Delaware corporation (the “Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), the Incremental Revolving Lenders (as defined below) and the other Lenders party hereto.

R E C I T A L S

A.        The Borrower, Parent, Holdings, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Second Amended and Restated Credit Agreement dated as of April 17, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of October 18, 2019, and as amended by that certain Replacement Revolving Facility Amendment to Second Amended and Restated Credit Agreement, dated as of the date hereof (as further amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Incremental Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations (subject to the terms and conditions thereof) to the Borrower.

B.         The Borrower has requested and the lenders identified on Schedule A hereto (the “Incremental Revolving Lenders”) have agreed to provide incremental Series B Replacement Revolving Commitments in the aggregate amount of $131,000,000 (the “Incremental Revolving Credit Commitments”; the Loans made pursuant thereto, the “Incremental Revolving Credit Loans”) in accordance with Section 3.3 of the Credit Agreement.

C.         Pursuant to Section 3.3(c) of the Existing Credit Agreement, the Borrower, the Administrative Agent and the Incremental Revolving Lenders desire to amend the Existing Credit Agreement on the terms as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all article, schedule, exhibit and section references in this Incremental Amendment refer to articles, schedules, exhibits and sections of the Credit Agreement.

Section 2.        Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Incremental Amendment, the Administrative Agent and the Incremental Revolving Lenders hereby consent to the following amendments to the Existing Credit Agreement:

2.1       Amendments to Section 1.1 (Defined Terms).

(a)        The definition of “Agreement” is hereby amended by replacing the words “and the Replacement Amendment” with “, the Replacement Amendment and the First Incremental Amendment” before the period at the end thereof.

(b)        The following definitions are hereby added to Section 1.1 of the Credit Agreement where alphabetically appropriate:

“First Incremental Amendment”:  the First Incremental Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2020, by and among Holdings, Parent, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent and the Incremental Revolving Lenders party thereto.

Section 3.        Incremental Revolving Facility.

3.1       Incremental Revolving Credit Commitments.

(a)        Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Incremental Amendment, each Incremental Revolving Lender hereby agrees to provide its respective Incremental Revolving Credit Commitments to the Borrower in a principal amount not to exceed the amount set forth opposite such Incremental Revolving Lender’s name in Schedule A attached hereto.  The Administrative Agent has notified each Incremental Revolving Lender of its allocated Incremental Revolving Credit Commitment, and each Incremental Revolving Lender is a signatory to this Incremental Amendment.

(b)        Class of Revolving Credit Loans and Agreements of the Incremental Revolving Lenders.  The Incremental Revolving Credit Commitments shall be in the form of an increase to the Series B Replacement Revolving Commitments under the Existing Credit Agreement immediately prior to the Effective Date (such existing Series B Replacement Revolving Commitments, for the purposes of this Incremental Amendment, herein called the “Existing Revolving Credit Commitments”), and thereafter, the Incremental Revolving Credit Commitments and the Existing Revolving Credit Commitments shall be treated as a single class and a single Facility of Revolving Credit Commitments for all purposes under the Credit Agreement and the other Loan Documents.  As of the Effective Date, after giving effect to the Incremental Revolving Credit Commitments, the aggregate amount of the Total Revolving Credit Commitments (including any Original Revolving Credit Commitments) pursuant to the Credit Agreement shall be $481,000,000.

(c)        Agreements of the Incremental Revolving Lenders.  Each Incremental Revolving Lender agrees that (i) effective on and at all times after the Effective Date, such

Incremental Revolving Lender will be bound by all obligations of a Lender and a Revolving Credit Lender under the Credit Agreement and (ii) on the Effective Date, (A) each of the Revolving Credit Lenders party to the Existing Credit Agreement immediately prior to the Effective Date that have Series B Replacement Revolving Commitments (the “Existing Revolving Credit Lenders”) shall assign to each of the Incremental Revolving Lenders, and each of the Incremental Revolving Lenders shall purchase from each of the Existing Revolving Credit Lenders, at the principal amount thereof, such interests in the outstanding Revolving Credit Loans and participations in Letters of Credit and Swing Line Loans outstanding on the Effective Date that will result in, after giving effect to all such assignments and purchases, such Revolving Credit Loans and participations in Letters of Credit and Swing Line Loans being held by Existing Revolving Credit Lenders and the Incremental Revolving Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of the Incremental Revolving Credit Commitments hereby, (B) each Incremental Revolving Credit Commitment shall be deemed, for all purposes, a Revolving Credit Commitment and a Series B Replacement Revolving Commitment and each loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan and have the same terms as all Revolving Credit Loans made pursuant to the Series B Replacement Revolving Commitments and (C) each Incremental Revolving Lender shall become a Revolving Credit Lender with respect to the Incremental Revolving Credit Commitments and all matters relating thereto.  Each Incremental Revolving Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender and a Revolving Credit Lender.

(d)        Incremental Incurrence Basket.  The Borrower hereby acknowledges that all of the Incremental Revolving Credit Commitments are being incurred under the Incremental Incurrence Basket.

(e)        Use of Proceeds.  The Borrower will use the proceeds of the Incremental Revolving Credit Commitments (i) to finance the working capital needs and general corporate purposes of Parent, Holdings, the Borrower and its Subsidiaries and (ii) to pay fees and expenses in connection with the foregoing and the preparation and negotiation of this Incremental Amendment.

(f)        Credit Agreement Governs.  Except as otherwise stated herein, the terms of the Incremental Revolving Credit Commitments shall be the same as the terms of the Existing Revolving Credit Commitments as set forth in the Credit Agreement.  The Applicable Margin for the Incremental Revolving Credit Loans shall be the same as for the Existing Revolving Credit

Loans and the Commitment Fee Rate for the Incremental Revolving Credit Commitments shall be the same for the Existing Revolving Credit Commitments.

(g)        Pari Passu; Maturity.  The Incremental Revolving Credit Commitments shall rank pari passu in right of payment and of security with the Existing Revolving Credit Commitments and mature on the same date that the Existing Revolving Credit Commitments mature. For the avoidance of doubt, the Incremental Revolving Credit Commitments shall share in mandatory prepayments of Revolving Credit Loans under Section 5.5 of the Credit Agreement on a pro rata basis with the Existing Revolving Credit Commitments, in voluntary prepayments of Revolving Credit Loans under Section 5.4 of the Credit Agreement on a pro rata basis with the Existing Revolving Credit Commitments and in connection with a voluntary termination or permanent reduction of the Revolving Credit Commitments under Section 5.3 of the Credit Agreement on a pro rata basis with the Existing Revolving Credit Commitments.

(h)        The Lenders party hereto hereby agree that notwithstanding Section 3.2 of the Credit Agreement, the Borrower may deliver a notice of borrowing for Eurocurrency Loans on the date hereof solely with respect to a borrowing of Revolving Credit Loans on the date hereof.

Section 4.        Conditions Precedent.

4.1       Effectiveness.  The amendments set forth in Section 2 of this Incremental Amendment and the obligation of the Incremental Revolving Lenders to provide the Incremental Revolving Credit Commitments hereunder shall not become effective until the date (the “Effective Date”) on which each of the following conditions has been satisfied (or waived in accordance with Section 12.1 of the Credit Agreement):

(a)        Counterparts.  Administrative Agent shall have received executed counterparts of this Incremental Amendment from the Administrative Agent, each of the Loan Parties and each Incremental Revolving Lender.

(b)        Replacement Revolving Facility Amendment. That certain Replacement Revolving Facility Amendment to Second Amended and Restated Credit Agreement, dated as of the date hereof, shall have closed and be effective prior to the effectiveness of this Incremental Amendment.

(c)        Notes.  The Administrative Agent shall have received, for the account of each Incremental Revolving Lender, if requested, at least two Business Days in advance of the Effective Date, Notes conforming to the requirements set forth in the Credit Agreement and executed and delivered by a duly authorized officer of the Borrower.

(d)        No Default or Event of Default.  As of the Effective Date after giving effect to this Incremental Amendment, no Default or Event of Default shall have occurred and be continuing.

(e)        Representations and Warranties.  Each of the Loan Parties does hereby represent and warrant to the Incremental Revolving Lenders that, as of the Effective Date after giving effect to this Incremental Amendment all of the representations and warranties of each Loan Party contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on and as of the Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided,  further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on and as of the Effective Date or such earlier date;

(f)        Fees.  Subject to the terms and conditions of Section 12.5 of the Credit Agreement, the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, or substantially simultaneously with the effectiveness of this Incremental Amendment, including to the extent invoiced at least one Business Day prior thereto, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid to the Administrative Agent by the Borrower under the Credit Agreement.

(g)        Lien Searches.  The Administrative Agent shall have received the results of recent Uniform Commercial Code and other lien searches in each relevant domestic jurisdiction with respect to all Property of the Loan Parties (except that with respect to the Real Property, such lien searches shall be limited to the Mortgaged Properties), and such search shall reveal no Liens on any of the Property of the Loan Parties, except for Permitted Liens.

(h)        The U.S.A. PATRIOT Act.  No later than three Business Days prior to the Effective Date, to the extent requested in writing by the Administrative Agent at least five Business Days prior to the Effective Date, the Administrative Agent shall have received the documentation and other information as required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. PATRIOT Act (including, without limitation, a Beneficial Ownership Certification in relation to the Borrower).

(i)         Documentary Conditions.      The Administrative Agent shall have received each of the following, dated as of the Effective Date:

(i) (A) copies of resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of this Incremental Amendment, certified as of the Effective Date by a Responsible Officer of the Borrower as being in full force and effect without modification or amendment, (B) good standing certificates for each Loan Party, in each case, from the jurisdiction in which they are organized, (C) a certificate of a Responsible Officer, the secretary or the assistant secretary of the Borrower with appropriate insertions and attachments and (D) a solvency certificate from the chief financial officer of Parent (after giving effect to the establishment of the Incremental Revolving Credit Commitments) substantially in the form of Exhibit D to the Credit Agreement;

(ii) a certificate of the Responsible Officer of the Borrower certifying that the Borrower, on a Pro Forma Basis after giving effect to this Incremental Amendment and the transactions contemplated hereby (and assuming that the Incremental Revolving Credit Commitments established hereby are fully funded), is in compliance with (x) the Senior Secured Leverage Ratio as set forth in clause (iii) of the definition of “Incremental Amount” in Section 1.1 of the Existing Credit Agreement and (y) the covenant set forth in Section 9.1 of the Credit Agreement, as of the latest Measurement Period; and

(iii) the signed legal opinion of Kirkland & Ellis LLP, special counsel to the Borrower, addressed to the Administrative Agent and each Incremental Revolving Lender, in form and substance reasonably satisfactory to the Administrative Agent, shall cover such other matters incident to the transactions contemplated by this Incremental Amendment as the Administrative Agent may reasonably require.

Section 5.        Post-Closing Obligations.  Within 90 days after the Effective Date (or such longer period as the Administrative Agent may reasonably agree), Administrative Agent and the applicable Loan Parties shall have entered into such amendments to the Security Documents (including modifications to the Mortgages) and received such title related documentation, in each case as may be reasonably requested by the Administrative Agent in connection with the Incremental Revolving Credit Commitments and the Borrower shall have delivered such other documents and certificates in connection therewith as may be reasonably requested by the Administrative Agent, in each case as are necessary or advisable to maintain in favor of the Administrative Agent, for the benefit of the Lenders, Liens on the Collateral that are duly perfected (subject to Permitted Liens) in accordance with the requirements of, or the obligations of the Loan Parties under, the Credit Agreement, the other Loan Documents and applicable Law.

Section 6.        Representations and Warranties.  To induce the Administrative Agent and each Incremental Revolving Lender party hereto to enter into this Incremental Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and each Incremental Revolving Lender party hereto on and as of the Effective Date that:

(a)        all of the representations and warranties of each Loan Party contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on and as of the Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided,  further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on and as of the Effective Date or such earlier date; and

(b)        no Default or Event of Default exists as of the Effective Date or would result from this Incremental Amendment and the transactions contemplated hereby.

Section 7.        Reaffirmation of Guaranty.  Each Guarantor reaffirms its guarantee of the Obligations (as defined in the Guarantee and Collateral Agreement) under the terms and conditions of the Guarantee and Collateral Agreement and agrees that such guarantee remains in full force and effect and is hereby ratified, reaffirmed and confirmed.  Each Guarantor hereby confirms that it consents to the terms of this Incremental Amendment, including, without limitation, the extension of additional credit to the Borrower in the form of the Incremental Revolving Credit Commitments in an aggregate principal amount of $131,000,000, which is in addition to the obligations owed by the Loan Parties under the Credit Agreement immediately prior to the Effective Date and which constitutes “Obligations” of such Guarantor under the Guarantee and Collateral Agreement.  Each Guarantor hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that the Guarantee and Collateral Agreement and each of the other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Incremental Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Guarantor to avoid or delay timely performance of its obligations under the Loan Documents (except to the extent such obligations constitute Excluded Swap Obligations (as defined in the Guarantee and Collateral Agreement) with respect to such Guarantor).

Section 8.        Reaffirmation of Security Agreement.

(a)        Each Loan Party hereby acknowledges that it has reviewed and consents to the terms and conditions of this Incremental Amendment and the transactions contemplated hereby, including, without limitation, the extension of credit in the form of the Incremental Revolving Credit Commitments in an aggregate principal amount of $131,000,000.  In addition, each Loan Party reaffirms the security interests previously granted by such Loan Party under the terms and conditions of the Guarantee and Collateral Agreement to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed.  Each Loan Party hereby confirms that the security interests granted by such Loan Party under the terms and conditions of the Guarantee and Collateral Agreement secures the Incremental Revolving Credit Commitments as part of the Obligations.  Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral (as defined in the Guarantee and Collateral Agreement) encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Loan Party now or hereafter existing, (ii) confirms its respective prior grant to the Administrative Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral (as defined in the Guarantee and Collateral Agreement), whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Incremental Amendment), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective guarantees, prior pledges, prior grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.

(b)        Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Incremental Amendment.

Section 9.        Reference to and Effect on the Credit Agreement and the Loan Documents.

9.1       Incremental Amendment.      This Incremental Amendment constitutes (i) the written notice required to be delivered by the Borrower to the Administrative Agent under Section 3.3(a) of the Existing Credit Agreement, and (ii) an “Incremental Amendment” for all purposes of the Credit Agreement and the other Loan Documents.

9.2       Loan Document.

(a)        This Incremental Amendment is a “Loan Document” as defined and described in the Existing Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Incremental Amendment.

(b)        On and after the Effective Date, (i) the Incremental Revolving Credit Commitments shall constitute “Commitments” and “Revolving Credit Commitments”, (ii) the Incremental Revolving Credit Loans are “Revolving Credit Loans” and “Loans” and (iii) each Incremental Revolving Lender shall be a “Lender”, a “Revolving Credit Lender” and an “Incremental Revolving Lender”, as each term is defined in the Credit Agreement, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

9.3       No Waiver.  The execution, delivery and effectiveness of this Incremental Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

9.4       No Novation.  This Incremental Amendment shall not constitute a novation of the Existing Credit Agreement or of any other Loan Document.

Section 10.      Miscellaneous.

10.1     Confirmation.  The provisions of the Loan Documents, as amended by this Incremental Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Incremental Amendment.

10.2     Ratification and Affirmation.  Each of the undersigned does hereby adopt, ratify, and confirm the Existing Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder.  The Borrower hereby acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

10.3     Amendment, Modification and Waiver.  This Incremental Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

10.4     Counterparts.  This Incremental Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Incremental Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Incremental Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.5     NO ORAL AGREEMENT.  THIS INCREMENTAL AMENDMENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

10.6     GOVERNING LAW.  THIS INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.7     Severability.  Any provision of this Incremental Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.8     Headings. The headings of this Incremental Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed as of the date first written above.

SIX FLAGS ENTERTAINMENT
CORPORATION,
as Parent

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

SIX FLAGS OPERATIONS INC.,
as Holdings

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

SIX FLAGS THEME PARKS INC.,
as Borrower

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

[Signature Page to First Incremental Amendment to Second Amended and Restated Credit Agreement]

FIESTA TEXAS, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT AMERICA LLC
GREAT ESCAPE HOLDING INC.
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
MAGIC MOUNTAIN LLC
PARK MANAGEMENT CORP.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
SIX FLAGS AMERICA INC.
RIVERSIDE PARK ENTERPRISES, INC.
SIX FLAGS AMERICA PROPERTY
CORPORATION
SIX FLAGS GREAT ADVENTURE LLC
SIX FLAGS INTERNATIONAL
DEVELOPMENT CO.
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS ST. LOUIS LLC
SOUTH STREET HOLDINGS LLC
STUART AMUSEMENT COMPANY
SF GREAT AMERICA HOLDING LLC
SIX FLAGS CONCORD LLC
SIX FLAGS DARIEN LLC
SIX FLAGS DARIEN SEASONAL LLC
SIX FLAGS SPLASHTOWN LLC
SIX FLAGS FRONTIER LLC
SIX FLAGS WW BAY LLC
SIX FLAGS PHOENIX LLC
HWP DEVELOPMENT HOLDINGS LLC
SIX FLAGS MW LLC

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

[Signature Page to First Incremental Amendment to Second Amended and Restated Credit Agreement]

HURRICANE HARBOR LP

By:	Hurricane Harbor GP LLC,
its General Partner

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

SIX FLAGS AMERICA LP

By:	Funtime, Inc.,
its General Partner

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

SIX FLAGS GREAT ESCAPE L.P.
GREAT ESCAPE THEME PARK L.P.
GREAT ESCAPE RIDES L.P.

By:	Great Escape Holding Inc.,
their General Partner

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

HWP DEVELOPMENT LLC

By:	/s/ Leonard A. Russ
Name:	Leonard A. Russ
Title:	Interim Chief Financial Officer

[Signature Page to First Incremental Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, an
Issuing Bank, the Swing Line Lender and an
Incremental Revolving Lender
By:	/s/ Kyle R. Holtz
Name:	Kyle R. Holtz
Title:	Director

[Signature Page to First Incremental Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as an Incremental Revolving Lender

By:	/s/ Jonathan Tristan
Name:	Jonathan Tristan
Title:	Vice President

[Signature Page to First Incremental Amendment to Second Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA,
as an Incremental Revolving Lender

By:	/s/ Thomas M Manning
Name:	Thomas M Manning
Title:	Authorized Signatory

[Signature Page to First Incremental Amendment to Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as an Incremental Revolving Lender

By:	/s/ Matthew Cheung
Name:	Matthew Cheung
Title:	Vice President

[Signature Page to First Incremental Amendment to Second Amended and Restated Credit Agreement]

BBVA USA,
as an Incremental Revolving Lender

By:	/s/ Jay S. Tweed
Name:	Jay S. Tweed
Title:	SVP

[Signature Page to First Incremental Amendment to Second Amended and Restated Credit Agreement]

Agreed and acknowledged:

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Martin Corrigan
Name:	Martin Corrigan
Title:	Vice President

[Signature Page to First Incremental Amendment to Second Amended and Restated Credit Agreement]

Schedule A

Incremental Revolving Credit Commitments

Incremental Revolving Lender	Incremental Revolving Credit Commitment
Wells Fargo Bank, National Association	$ 34,250,000
Bank of America, N.A.	$ 28,500,000
Goldman Sachs Bank USA	$ 22,750,000
JPMorgan Chase Bank, N.A.	$ 22,750,000
BBVA USA	$ 22,750,000
Total	$ 131,000,000